                                 Wanger Advisors Trust  1997 Annual Report

                         [WANGER 97 LOGO APPEARS HERE]


[SQUIRREL LOGO APPEARS HERE]

 Wanger Advisors Trust
 1997 Annual Report
 Contents

 1  Squirrel Chatter
 3  Funds at a Glance
 4  Reflections on the Year
    Wanger U.S. Small Cap
 6  Reflections on the Year
    Wanger International
    Small Cap
 8  Statement of Investments
    Wanger U.S. Small Cap
12  Statement of Investments
    Wanger International
    Small Cap
16  Portfolio Diversification
    Wanger International
    Small Cap
17  Statements of Assets
    and Liabilities
18  Statements of Operations
19  Statements of Changes in
    Net Assets
20  Financial Highlights
    Wanger U.S. Small Cap
21  Financial Highlights
    Wanger International
    Small Cap
22  Notes to Financial Statements


Wanger Asset Management, L.P. ("WAM") is one of the leading global small-cap equity managers in the U.S. with 28 years of small-cap investment experience. WAM manages over $6 billion in equities and is the investment adviser to Wanger U.S. Small Cap, Wanger International Small Cap, Acorn Fund, Acorn International and Acorn USA.

WAM uses a unique style of catching trends with small, attractively-priced niche companies. For more complete information about our funds including the Acorn funds, fees and expenses, call WAM Brokerage Services, L.L.C., distributor, at 1-800-5-WANGER for a prospectus. Read it carefully before you invest or send money.

[SQUIRREL LOGO APPEARS HERE]    [WANGER 97 LOGO APPEARS HERE]

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL LOGO APPEARS HERE] Squirrel Chatter--A Walk in the Park


You've certainly noticed the stock market has had bigger day-to-day swings than it did a couple of years ago. A statistical study of the market shows that from 1992 to 1995 the U.S. stock market had unusually low volatility, but lately, market volatility has moved to levels above the long-term average. How can you manage your investments when the stock market gets wild?

The Random Romping of the Retriever

      Last week I watched a lady walking her golden retriever in the park. The dog romped all over the park. The dog chased a squirrel 50 yards to the north (the squirrel was too smart for him and got away). Then the dog ran the opposite direction to interview a little boy with an ice-cream cone. After that, another dog showed up and they chased each other in circles for awhile. In ten minutes the golden retriever had run a mile in all directions. If you tried to guess where that dog was going to run next, it would be a very difficult forecasting problem! You would have to know where every squirrel, child and dog was in the whole park and then guess what the retriever's response would be. However, there is a simpler way to solve this problem.

      The dog's owner entered the park at the south entrance. She then walked 3 miles per hour down the sidewalk and left the park at the west entrance after 30 minutes. The dog came in with its owner and left with its owner. You know where the dog started and where the dog ended up, even though for the half-hour in the park the dog's motion was unpredictable. You can think about the stock market in the same way.

     If you read the morning newspaper or watch the stock market on TV, the journalists will stress the short-term movements of the market in order to deliver an exciting story (and it has been exciting recently!), but all they are doing is recording the random romping of the retriever. However, if you concentrate on the long-term basic economic trends that move smoothly and steadily over multi-year time spans, you know where the lady is going and therefore where the market dog will end up eventually.

So Where is the Lady Going?

      The economy lady is affected by two big trends. First, inflation is dead. Consumer Price Index (CPI) in the U.S. is being reported around 2%. This is just as true in the rest of the world. Over the last 40 years, the poster boy for inflation in Europe was Italy. This is why a plate of pasta in Pisa costs 17,000 lira. The latest CPI figures for Italy are 1.6%, lower than in the U.S. The same dramatic drop in inflation has occurred in almost every other country. This means that long-term bond rates will go down. Japan, which has had falling prices over the last few years, has a long-term government bond rate that has dropped below 2%. I don't think that the U.S. will get to 2%, but 5% is plausible (the U.S. long-term bond rate is currently 5.9%). Why is inflation dead? Over the very long-term, inflation has been associated with wars while during peacetime, prices were stable. The cold war era (1945-89) counted as a war because it forced the U.S. and other countries to spend trillions on military preparedness.

      A decade ago, many socialist economies were military threats but counted for little in world trade. Russia, Eastern Europe, China, India and Argentina made little of what the rest of the world wanted to buy (except arms), and didn't have

                                                                     (continued)

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL LOGO APPEARS HERE]  Squirrel Chatter--A Walk in the Park


enough hard currency to buy what the rest of the world wanted to sell. Now all of these more-or-less ex-socialist countries are back in the economic world. They have well-educated, motivated workers who are willing to work for a fraction of U.S. or European wages. The cold war is over, we won, and inflation has gone away.

      A second great trend in the world is the privatization of pension schemes. "Pay-as-you-go" funding for social security has many problems. The state systems work only as long as the promised benefits are modest, and the pool of people who "pay" grows at about the same rate as the people who "go." Unfortunately, the promised benefits are in fact fairly extravagant, and the "go" pool is growing while the "pay" pool is shrinking. Both politicians and would-be pensioners are worried they will wake up one day to a giant sucking sound coming from the benefits department of their national retirement administration.

      This is why we believe that individually funded pension plans will replace pay-as-you-go state run social security systems. Social security privatization has been denounced as "radical," but lots of countries have made the switch. Chile was first, followed by Argentina, Mexico, Australia, and the UK. The USA has been running a large pilot program, in the form of your 401(k) or 403(b) plan. The 401(k) system has been a big hit, partly by producing good investment returns, and also by changing John Doe from the client of a bureaucracy into a free citizen investing his money in a funded program.

      These new pension plans will demand vast quantities of long duration, high quality assets, so that bonds and high-grade stocks will be in strong demand.

      Because these individually funded pension plans start off with buying big company stocks, we have seen blue-chip indexes outperform small-cap stock averages in the U.S. and the rest of the world, too. This relative price movement against small-cap stocks has created an enormous disparity. The valuation gap is now starting to close in the U.S.

      Since May 1997, small-cap stocks have been at least matching the S&P 500 index. This trend change has not yet spread around the world, but it is likely to. If this unfolds as we hope, the Wanger Small Cap portfolios will be rewarding investments over the next several years.


Ralph Wanger
Chief Investment Officer,
Wanger Asset Management


[PHOTO OF RALPH WANGER APPEARS HERE]
Ralph Wanger
Chief Investment Officer

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Funds at a Glance

================================================================================

Wanger U.S. Small Cap
Results to December 31, 1997

                                                 4th        Last
                                             quarter   12 months
Wanger U.S. Small Cap                          -1.7%       29.4%
Russell 2000                                   -3.4%       22.4%
S&P MidCap 400                                  0.8%       32.3%
S&P 500                                         2.9%       33.4%
Dow Jones                                       0.0%       24.9%

Net Asset Value per share as of 12/31/97                 $21.46

================================================================================

Wanger International Small Cap
Results to December 31, 1997

                                                 4th        Last
                                             quarter   12 months
Wanger Int'l Small Cap                         -9.6%       -1.5%
EAFE                                           -7.8%        1.8%
Lipper International Small Cap
  Funds Average                                -9.1%       -0.3%
Lipper International Funds Average             -7.7%        5.4%
EMI (World ex-U.S.)                           -10.3%       -9.4%
Net Asset Value per share as of 12/31/97                 $17.05

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Dow Jones Industrial Average includes 30 large U.S. companies. All indexes are unmanaged and include reinvested dividends.

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper Int'l Small Cap Funds Avg. is calculated from the performance of a group of small-cap int'l funds. For the 4th qtr. and 12-mos. periods above, the group consisted of 48 and 29 funds, respectively. The Lipper Int'l Funds Avg. is an average of all int'l funds tracked by Lipper, excluding the Int'l Small Cap Funds Avg. This group consisted of 484 and 421 funds for the 4th qtr. and 12-mos. periods above, respectively. The EMI is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. All indexes are unmanaged and returns include reinvested dividends.

================================================================================

Wanger U.S. Small Cap Top 5 Industries
As a % of net assets, as of 12/31/97
Information                               27.1%
Energy/Minerals                           18.3%
Finance                                   14.4%
Industrial Goods/Services                 11.6%
Health Care                               11.0%

================================================================================

Wanger International Small Cap Top 5 Countries
As a % of net assets, as of 12/31/97
United Kingdom                            18.7%
Japan                                      9.0%
Italy                                      7.1%
Singapore                                  6.8%
Sweden                                     6.6%

================================================================================

Wanger U.S. Small Cap Top 10 Holdings
Lincare Holdings                 5.2%
Home Health Care
Services

Coast Savings                    4.1%
California Savings & Loan

CalEnergy                        3.6%
Power Plants

First Health Group               3.3%
PPO Network

Host Marriott                    3.2%
Fast Food Kiosks
in Airports

Kronos                           3.1%
Time Accounting
Software & Clocks

Tesoro Petroleum                 3.1%
Oil Refinery/Gas Reserves

RCN Corporation                  3.0%
Metro Market-Voice,
Video & Data Services

Wackenhut                        2.9%
Prison Management

Acceptance Insurance             2.6%
Crop Insurance

================================================================================

Wanger International Small Cap Top 10 Holdings
Mapfre Vida                      5.8%
Life Insurance/
Mutual Funds-Spain

Autogrill Finanziari             3.5%
Tollway Restaurants-Italy

Oriflame                         3.4%
Natural Cosmetics Sold
Door-to-Door-United Kingdom

Li and Fung                      3.2%
Sourcing of Consumer
Goods-Hong Kong

Kempen                           2.7%
Stock Brokerage/Investment
Management-Netherlands


Tyndall Australia                2.7%
Money Management/
Insurance-Australia

St. James Place Capital          2.5%
Life Insurance-
United Kingdom

TT Tieto                         2.3%
Computer Services/
Consulting-Finland

Seton Healthcare Group           2.3%
Pharmaceuticals-
United Kingdom

Athens Medical Center            2.3%
Hospitals-Greece

-------------------------------------------------------------------------------
The funds' top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statements of Investments for complete lists of the funds' holdings, including those described under "Reflections on the Year."

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Reflections on the Year   Wanger U.S. Small Cap

Wanger U.S. Small Cap rocked the small-cap world in 1997. Your Fund's +29.4% return in dollars (+201% in Indonesian rupiah!) handily beat the Russell 2000 small-cap index (+22.4%) and Lipper's small-cap mutual fund average (+20.8%). Our precocious portfolio acted more like an adult-cap last year, outperforming the Dow (+24.9%) though still trailing the jumbo-cap S&P 500 (+33.4%).

     We had a lot of stocks go up and very few go down. Twenty stocks made over $1 million, while only two lost over a million. Group of the year honors went to our cable television stocks. In 1996, paranoid investors fled from cable, fearing digital satellite TV would zap cable TV into extinction. But the cable doubters must have forgotten that sky TV remains expensive and unable to carry most local channels. The dreaded extraterrestrial satellite invasion of 1997 never made it out of the X-Files. Instead, cable companies snatched more viewer bodies, raised rates and roused their stocks. Our own able cable guy, Chuck McQuaid, loaded up on top flight cable providers (Cablevision) and programmers (United Video, Liberty Media) and made us a mint.

     One of our major investing themes is the worldwide growth of outsourcing. More corporations and governments are focusing only on what they do best and outsourcing the rest to specialists. Last year this theme paid off. The stocks making it into our million-dollar club were Host Marriott (airport food concessions), Wackenhut (privatized prisons), Lincare (home health care services), and Applied Industrial (industrial component warehousing).

     Our two best stocks soared on news of their corporate metamorphoses.
Coast Savings, our lone banker, announced it will be acquired by a fellow California thrift, H.F. Ahmanson, which itself is likely prey in today's bank-eat-bank world. C-Tec split itself into three new communications companies (RCN Corp., Commonwealth Telephone, and Cable Michigan), gaining over $4 million for the year. Another winner, Royal Caribbean Cruises, rose a titanic 102% last year as more middle-aged middle-Americans vacationed afloat.

     Our only big loser last year was CalEnergy (operates power plants), with a -16% return. The good news on CalEnergy: 85% of its business is not in Indonesia. The bad news: 15% is.

     We live in the Golden Age of Free Trade, when economic events happening a hemisphere away can ruin or save the day for any company, be it the largest multinational lender or the smallest domestic manufacturer. Recently, the sound of Asian economies toppling like dominoes has left Wall Street dis-Oriented. This volatility may wrack your nerves, but it also creates opportunities. Rational, efficient markets are filled with fairly priced stocks; emotional markets offer up bargains. Here's to more bargains in 1998.

[PHOTO OF ROBERT A. MOHN APPEARS HERE]
Robert A. Mohn
Lead Portfolio Manager
Wanger U.S. Small Cap

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL LOGO]
            Wanger U.S. Small Cap      Results to December 31, 1997

--------------------------------------------------------------------------------
The Value of a $10,000 Investment in
Wanger U.S. Small Cap

Total Return for Each Period
May 3, 1995 through December 31, 1997

Wanger U.S. Small Cap

            Wanger U.S. Small Cap     Russell 2000     % on graph axis
            ---------------------     ------------     ---------------
5/3/95      $10,000                   $10,000
6/30/95     $10,770                   $10,519           +7.7%
9/30/95     $12,060                   $11,558          +12.0%
12/31/95    $11,600                   $11,808           -3.8%
3/31/96     $13,297                   $12,411          +14.6%
6/30/96     $15,351                   $13,031          +15.5%
9/30/96     $15,792                   $13,076           +2.9%
12/31/96    $17,004                   $13,756           +7.7%
03/31/97    $16,366                   $13,044           -3.8%
06/30/97    $19,093                   $15,159          +16.7%
09/30/97    $22,395                   $17,415          +17.3%
12/31/97    $22,005                   $16,830           -1.7%

Wanger U.S. Small Cap
$22,005

Russell 2000
$16,830

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3, 1995 (the date the Fund began operations) through December 31, 1997, with the Russell 2000 with dividends reinvested. The beginning date of the Russell 2000 is as of May 31, 1995. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                        Average Annual Total Return
                        1 year: 29.4%   Life: 34.4%

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Reflections on the Year   Wanger International Small Cap


The many world stock markets had both good and bad results in 1997:

1.   The US market was very strong, with the S&P 500 up 33%.

2. European stock markets were up similarly in their local currency, but the dollar was strong, so currency losses on European stocks reduced the gains.

3. In Asia, a spectacular collapse buried the markets. Asian stocks and currencies both plunged, mostly in the fourth quarter.

4. Blue-chip outperformed small company stocks in the US, UK, France, and Japan. The Salomon EMI (World ex-US) Index of small companies was down 9.4% for the year, while EAFE (big companies) was up 1.8%.

In this treacherous environment, we ended the year down 1.5%, better than the Salomon EMI (World ex-US) Index, but disappointing.

     The fourth quarter was the culprit. We made money for the first nine months, but then the Asian contagion finally caught up with Singapore and Hong Kong, and the fund lost 9.6% in the final quarter.

     Although we managed to sell out of Korea, Indonesia, Thailand, and Malaysia completely before the bulk of the damage there was done, Asia still produced some big losers for the portfolio. Japanese photo processor Nihon Jumbo, Philippine casino operator Mondragon, and Hong Kong theater manager Golden Harvest all lost more than 50%.

     As one would expect, our big winners were European stocks. We more than doubled our money on Greek hospital manager Athens Medical Center, UK retailer Electronics Boutique, and Dutch money manager Kempen.

     At this time, small company stocks outside the US are looking extraordinarily inexpensive. In Japan, over two-thirds of the smaller companies trading on the over-the-counter market are selling below book value. In the UK, company managements are actively using their own money to buy shares in their companies. We are taking advantage of these low valuations by buying world-class small companies at bargain basement prices for you.



[PHOTO OF MARCEL P. HOUTZAGER APPEARS HERE]
Marcel P. Houtzager
Lead Portfolio Manager
Wanger International
Small Cap

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap                      Results to December 31, 1997


--------------------------------------------------------------------------------
The Value of a $10,000 Investment in      Total Return for Each Period
Wanger International Small Cap            May 3, 1995 through December 31, 1997


                          [GRAPH CHART APPEARS HERE]

                Wanger Int'l Small Cap           EAFE           % on graph axis
                ----------------------           ----           ---------------
5/3/95                 $10,000                  $10,000
6/30/95                $10,970                  $ 9,825              +9.7%
9/30/95                $12,910                  $10,234             +17.7%
12/31/95               $13,450                  $10,649              +4.2%
3/31/96                $15,499                  $10,956             +15.2%
6/30/96                $17,183                  $11,130             +10.9%
9/30/96                $17,023                  $11,116              -0.9%
12/31/96               $17,755                  $11,293              +4.3%
3/31/97                $18,357                  $11,112              +3.4%
6/30/97                $19,568                  $12,558              +6.6%
9/30/97                $19,363                  $12,470              -1.1%
12/31/97               $17,496                  $11,493              -9.6%


--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) through December 31, 1997, with Morgan Stanley's Europe, Australasia Far East Index (EAFE), with dividends reinvested. The beginning date of EAFE is as of May 31, 1995. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.


                          Average Annual Total Return
                          1 year: -1.5%  Life: 23.3%

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1997


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
                Common Stocks--92.1%

                Information--27.1%
--------------------------------------------------------------------------------
                Broadcasting--2.7%
  250,600       Data Transmission Network (b)                         $7,016,800
                Data Services for Farmers

    4,800       Young Broadcasting (b)                                   186,000
                Television Stations
--------------------------------------------------------------------------------
                                                                       7,202,800

--------------------------------------------------------------------------------
                Cable Television--2.9%
   61,000       Cablevision Systems (b)                                5,840,750
                Cable TV

   86,000       Cable Michigan (b)                                     1,967,250
                Cable TV
--------------------------------------------------------------------------------
                                                                       7,808,000

--------------------------------------------------------------------------------
                Television Programming--4.5%

  239,100       United Video Satellite (b)                             6,874,125
                Cable TV & Satellite Dish Programming

  148,000       Liberty Media Group,
                Tele-Communications (b)                                5,365,000
                Cable Programming
--------------------------------------------------------------------------------
                                                                      12,239,125


--------------------------------------------------------------------------------
                Telephone Services--4.5%
  239,200       RCN Corporation (b)                                    8,192,600
                Metro Market--Voice, Video & Data Services

  159,000       Commonwealth Telephone (b)                             4,114,125
                Rural Market--Local, Long Distance &
                Internet Access
--------------------------------------------------------------------------------
                                                                      12,306,725

--------------------------------------------------------------------------------
                Mobile Communications--3.9%
  262,000       Centennial Cellular (b)                                5,371,000
                Cellular Franchises

  234,500       COMARCO (b)                                            5,159,000
                Wireless Network Testing
--------------------------------------------------------------------------------
                                                                      10,530,000

--------------------------------------------------------------------------------
                Telecommunications Equipment--1.0%
  124,000       Aspect Telecommunications (b)                          2,588,500
                Call Center Equipment

--------------------------------------------------------------------------------
                Business Software--2.1%
  393,400       Wonderware (b)                                         5,556,775
                Industrial Control Software

--------------------------------------------------------------------------------
                Business Information--1.5%
  100,000       World Color Press (b)                                  2,656,250
                Consolidating Commercial Printing Industry

   14,000       Harte Hanks Communications                               519,750
                Direct Marketing Services

   49,000       American Business Information, Cl. A (b)                 514,500
   49,000       American Business Information, Cl. B (b)                 502,250
                Small Business Data
--------------------------------------------------------------------------------
                                                                       4,192,750

--------------------------------------------------------------------------------
                Transaction Processors--0.9%
   66,000       National Data                                          2,384,250
                Credit Card & Medical Claims Processor

--------------------------------------------------------------------------------
                Computer Hardware &
                Related Equipment--3.1%
  276,000       Kronos (b)                                             8,504,250
                Time Accounting Software & Clocks
--------------------------------------------------------------------------------
                Information--Total                                    73,313,175


See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                Statement of Investments  December 31, 1997

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

                Health Care--11.0%
--------------------------------------------------------------------------------
                Medical Equipment--2.0%

  210,000       Respironics (b)                                      $ 4,698,750
                Sleep Apnea Products

  106,900       Cardiac Pathways (b)                                     748,300
                Heart Surgery Devices
--------------------------------------------------------------------------------
                                                                       5,447,050

--------------------------------------------------------------------------------
                Biotechnology/Drug Delivery--0.5%
  117,000       Synaptic Pharmaceuticals (b)                           1,272,375
                Receptor Targeted Drug Design

--------------------------------------------------------------------------------
                Services--8.5%
  247,000       Lincare Holdings (b)                                  14,079,000
                Home Health Care Services

  177,000       First Health Group (b)                                 9,049,125
                (formerly known as HealthCare Compare)
                PPO Network
--------------------------------------------------------------------------------
                                                                      23,128,125

--------------------------------------------------------------------------------
                Health Care--Total                                    29,847,550



                Consumer Goods/Services--6.5%
--------------------------------------------------------------------------------
                Retail--3.9%
  583,600       Host Marriott Services (b)                             8,681,050
                Fast Food Kiosks in Airports

   60,000       Borders Group (b)                                      1,878,750
                Bookstores
--------------------------------------------------------------------------------
                                                                      10,559,800

--------------------------------------------------------------------------------
                Cruise Lines--1.9%
   95,000       Royal Caribbean Cruises                                5,064,687
                Cruises to Caribbean & Alaska

--------------------------------------------------------------------------------
                Casinos--0.5%
   42,000       Rio Hotel & Casino (b)                                   882,000
                Casino & Hotel

  115,200       Monarch Casino & Resort (b)                              633,600
                Casino & Hotel
--------------------------------------------------------------------------------
                                                                       1,515,600

--------------------------------------------------------------------------------
                Other Consumer Goods--0.2%
   19,000       Oshkosh B'Gosh                                           627,000
                Childrens Clothing
--------------------------------------------------------------------------------
                Consumer Goods/Services--Total                        17,767,087


                Finance--14.4%
--------------------------------------------------------------------------------
                Banks/Savings & Loans--6.7%
  160,000       Coast Savings (b)                                     10,970,000
                California Savings & Loan

   90,000       Texas Regional Bancshares                              2,745,000
                TexMex Bank

   67,500       Peoples Bank Bridgeport                                2,565,000
                Consumer Finance

   106,000      Imperial Thrift & Loan (b)                             2,040,500
                California Thrift
--------------------------------------------------------------------------------
                                                                      18,320,500

--------------------------------------------------------------------------------
                Insurance--5.7%
  293,700       Acceptance Insurance (b)                               7,103,873
                Crop Insurance

  100,000       Penn Treaty American (b)                               3,175,000
                Nursing Home Insurance

   86,100       AmerUs Life Holdings                                   3,174,937
                Annuities/Life Insurance

   56,000       Leucadia National                                      1,932,000
                Insurance Holding Company
--------------------------------------------------------------------------------
                                                                      15,385,810

--------------------------------------------------------------------------------
                Money Management--2.0%
   66,000       SEI Investments                                        2,772,000
                Mutual Fund Administration

  140,000       Baker Fentress                                         2,555,000
                Closed-End Investment Company
--------------------------------------------------------------------------------
                                                                       5,327,000

--------------------------------------------------------------------------------
                Finance--Total                                        39,033,310

See accompanying notes to financial statements.

                                    Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap               Statement of Investments  December 31, 1997

--------------------------------------------------------------------------------

----------------------------------------------------------
Number of                                            Value
Shares
            Industrial Goods/Services--11.6%
----------------------------------------------------------
            Machinery--2.7%

   137,000  Applied Industrial Technologies     $3,664,750
            Industrial Components Distribution

   180,500  Farr (b)                             2,707,500
            Filters

    49,000  Vallen                               1,016,750
            Safety Products Distribution
----------------------------------------------------------
                                                 7,389,000

----------------------------------------------------------
            Steel--3.6%

   133,000  Schnitzer Steel                      3,732,312
            Scrap Steel Processor

   181,000  Atchison Casting (b)                 2,941,250
            Consolidating Foundry Industry

    79,900  Gibraltar Steel (b)                  1,578,025
            Steel Processing

    94,000  Worthington Industries               1,551,000
            Steel Processing
----------------------------------------------------------
                                                 9,802,587

----------------------------------------------------------
            Specialty Chemicals--1.3%

   165,800  Lilly Industries, Cl.A               3,419,625
            Industrial Coatings

----------------------------------------------------------
            Other Industrial Services--4.0%

   367,400  Wackenhut, Cl.B                      7,761,325
            Prison Management

   257,400  Insurance Auto Auctions (b)          2,960,100
            Auto Salvage Services
----------------------------------------------------------
                                                10,721,425

----------------------------------------------------------
            Industrial Goods/Services--Total    31,332,637

            Energy/Minerals--18.3%
----------------------------------------------------------
            Independent Power--4.3%

   343,000  CalEnergy (b)                        9,861,250
            Power Plants

    38,000  AES Corporation (b)                  1,771,750
            Power Plants
----------------------------------------------------------
                                                11,633,000

----------------------------------------------------------
            Oil/Gas Producers--4.8%

   539,300  Tesoro Petroleum (b)                 8,359,150
            Oil Refinery/Gas Reserves

   149,900  Seagull Energy (b)                   3,091,687
            Oil & Gas Producer

    67,000  PetSec Energy ADR (b)                  921,250
            Oil & Gas Producer

   139,000  Tipperary (b)                          564,687
            Oil & Gas Producer
----------------------------------------------------------
                                                12,936,774

----------------------------------------------------------
            Distribution/Marketing/Refining--5.9%

   219,000  Atmos Energy                         6,624,750
            Natural Gas Distributor

   331,600  NGC                                  5,803,000
            Natural Gas Processing/Marketing

   103,000  Equitable Resources                  3,643,625
            Natural Gas Production/Distributor
----------------------------------------------------------
                                                16,071,375

----------------------------------------------------------
            Oil Services--3.3%

   123,300  J Ray McDermott (b)                  5,301,900
            Offshore Construction

   221,000  GeoScience (b)                       2,596,750
            Offshore Seismic Equipment

    20,000  Atwood Oceanics (b)                    947,500
            Offshore Drilling
----------------------------------------------------------
                                                 8,846,150

----------------------------------------------------------
            Energy/Minerals--Total              49,487,299

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                Statement of Investments  December 31, 1997

-------------------------------------------------------------
Number of                                               Value
Shares
               Other Industries-3.2%
-------------------------------------------------------------
               Real Estate-2.4%
   62,500      Forest City Enterprises, Cl. A      $3,632,812
               Shopping Centers

   65,000      Gaylord Entertainment                2,075,937
               Opryland Hotel & Other Assets

   45,000      Cornerstone Properties                 863,437
               Downtown Office Buildings
-------------------------------------------------------------
                                                    6,572,186

-------------------------------------------------------------
               Transportation-0.8%

   50,000      Hub Group (b)                        1,487,500
               Freight Forwarder

   66,000      Trailer Bridge (b)                     585,750
               Tug & Barge Transportation
-------------------------------------------------------------
                                                    2,073,250

-------------------------------------------------------------
               Other Industries-Total               8,645,436

-------------------------------------------------------------
Total Common Stocks-92.1%                        $249,426,494

-------------------------------------------------------------
(Cost: $192,907,268)

Short-Term Obligation-9.0%                         24,377,000
$24,377,000 State Street Bank Repurchase
    Agreement 5.00% 1/2/98;
    12/31/97 Agreement Collateralized by
    U.S. Treasury Notes
-------------------------------------------------------------
(Cost: $24,377,000)

Total Investments-101.1%                          273,803,494
-------------------------------------------------------------
(Cost: $217,284,268)

Cash and Other Assets Less Liabilities-(1.1%)      (2,937,667)
-------------------------------------------------------------


Total Net Assets-100%                            $270,865,827
-------------------------------------------------------------

     Notes to Statement of Investments:
(a) At December 31, 1997 for federal income tax purposes cost of investments was $217,297,344 and net unrealized appreciation was $56,506,150 consisting of gross unrealized appreciation of $61,123,418 and gross unrealized depreciation of $4,617,268.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1997

-------------------------------------------------------------
Number of                                               Value
Shares
             Common Stocks and Other Equity-Like
             Securities-90.6%

             Europe-57.8%
-------------------------------------------------------------
             Germany/Austria-3.9%

   21,000    Rhoen Klinikum                        $2,055,503
             Hospital Management

   25,000    KTM Motorradholding (b)                1,260,749
             Off-Road Motorcycles (Austria)

    7,715    Schaltbau                                828,093
             Railcar Components

    2,780    Cewe Color Holdings                      584,416
             Photographic Developing/Printing
-------------------------------------------------------------
                                                    4,728,761

-------------------------------------------------------------
             Denmark-0.8%

   10,000    Kompan International                     927,359
             Playground Equipment

-------------------------------------------------------------
             Netherlands-3.9%

   85,000    Kempen                                 3,270,359
             Stock Brokerage/Investment Management

   47,400    Fugro NV                               1,444,937
             Consulting & Surveying
-------------------------------------------------------------
                                                    4,715,296

-------------------------------------------------------------
             Finland-3.9%

   25,000    TT Tieto, Cl. B                        2,814,146
             Computer Services/Consulting

   99,200    Talentum                               1,229,596
             Trade Journals

    6,500    Sentra                                   477,440
             Grocery Wholesaling & Retailing

   13,800    Elcoteq Network (b)                      173,586
             Electrical Components
-------------------------------------------------------------
                                                    4,694,768

-------------------------------------------------------------
             Norway-0.5%

   62,500    P4 Radio Helo Norge (b)                  551,041
             Commercial Radio Station

-------------------------------------------------------------
             Sweden-6.6%

  106,000    Getinge Industrier                     1,683,262
             Sterilization & Disinfection Equipment

  300,000    Micronic Laser Systems (b)             1,436,745
             Electronics Production Equipment

   82,500    Elanders (b)                           1,133,327
             Printer

   50,000    Esselte, Series A                        945,227
             Office Supplies & Related Equipment

  125,000    Caran                                    811,320
             Engineering Consulting

  225,000    Gylling Optima (b)                       757,127
             Nondurable Goods

   30,200    Mandator (b)                             688,906
             Computer Services/Consulting

   20,000    Tryckindustri (b)                        567,136
             Printer
-------------------------------------------------------------
                                                    8,023,050

-------------------------------------------------------------
             France-1.0%

   10,000    Fininfo                                1,188,497
             Financial Data Feeds

-------------------------------------------------------------
             United Kingdom/Ireland-18.7%

  568,000    Oriflame International                 4,158,917
             Natural Cosmetics Sold Door-to-Door

1,100,000    St. James Place                        3,058,798
             Life Insurance

  323,500    Seton Healthcare Group                 2,781,198
             Pharmaceuticals

  100,000    Euro Money Publications                2,603,845
             Financial Publications

  120,000    Vosper Thornycroft                     1,589,456
             Naval Shipbuilding

2,000,000    Electronics Boutique (b)               1,563,129
             Videogame/Computer Software Stores

See accompanying notes to financial statements.

                                     Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1997

-------------------------------------------------------------------
Number of                                                     Value
Shares
             United Kingdom/Ireland-18.7% (cont.)
   540,000   Medeva                                     $ 1,434,953
             Drugs for Hyperactive Children

   310,000   Hogg Robinson                                1,303,238
             Corporate Travel Management

   160,000   Edinburgh Fund Managers                      1,201,800
             Investment Management

    40,000   NTL (b)                                      1,115,000
             Cable TV & Telephone System

   620,000   Aberdeen Trust                                 897,730
             Money Management

   240,000   Dorling Kindersley                             858,898
             Reference Books & CD-ROMs
-------------------------------------------------------------------
                                                         22,566,962

-------------------------------------------------------------------
             Spain/Portugal-7.3%

   200,000   Mapfre Vida                                  7,033,197
             Life Insurance/Mutual Funds

    60,000   Investec (b)                                 1,778,623
             Sports Newspaper (Portugal)
-------------------------------------------------------------------
                                                          8,811,820

-------------------------------------------------------------------
             Switzerland-1.8%

     3,000   Societe Generale d'Affichage                 1,172,357
             Billboard Advertising

     1,400   Phoenix Mecano                                 715,069
             Electrical Components

       895   Hiestand (b)                                   316,005
             Bakery
-------------------------------------------------------------------
                                                          2,203,431

-------------------------------------------------------------------
             Italy/Greece-9.4%

   800,000   Autogrill Finanziari (b)                     4,280,423
             Tollway Restaurants

   232,500   Athens Medical Center (b)                    2,749,418
             Hospitals (Greece)

    40,000   Cellular Communications International (b)    1,870,000
             Mobile Communications

   100,000   Banca Pop Commercia e Industria              1,668,504
             Regional Bank

   150,000   Saipem SPA                                     789,004
             Pipeline Construction & Drilling Contractor
-------------------------------------------------------------------
                                                         11,357,349

-------------------------------------------------------------------
             Europe-Total                                69,768,334

             Asia-20.1%
-------------------------------------------------------------------
             Hong Kong-4.0%

 2,740,000   Li and Fung                                  3,836,742
             Sourcing of Consumer Goods

 4,484,000   Vanda Systems (b)                              925,908
             Systems Integrator

 2,665,000   Golden Harvest Entertainment (b)               120,378
             Movie Distribution & Exhibition
-------------------------------------------------------------------
                                                          4,883,028

-------------------------------------------------------------------
             Japan-9.0%

   140,040   Shinki                                       2,046,349
             Corporate & Consumer Lending

   370,000   Belluna                                      1,789,886
             Catalog Sales

   130,000   Kawasumi Labs                                1,589,694
             Laboratory Supplies

    15,300   Ryohin Keikaku                               1,011,959
             Specialty Consumer Goods Retailer

     3,200   Shohkoh Fund                                   979,503
             Short-Term Loans for Small Businesses

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1997

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
                Japan--9.0% (cont.)

    39,000      Hokuto                                               $   869,832
                Mushroom Grower

    85,000      Tecmo                                                    647,183
                Commercial Video Games

    35,000      NuSkin Asia Pacific (b)                                  638,750
                Personal Care Products

    23,600      Konami                                                   582,626
                Entertainment Software/Hardware

    12,600      Noritsu Koki                                             312,032
                Photo Processing Lab Manufacturer

    21,600      Tiemco                                                   219,280
                Fishing Equipment

    43,920      Central Uni                                              192,535
                Health Care/Medical Equipment
--------------------------------------------------------------------------------
                                                                      10,879,629

                Philippines--0.3%

17,267,520      Mondragon International (b)                              307,266
                Casinos/Resorts


--------------------------------------------------------------------------------
                Singapore--6.8%

 1,300,400      Star Cruises (b)                                       2,717,838
                Cruise Line

   912,000      Venture Manufacturing                                  2,543,857
                Contract Electronics Manufacturer

 5,571,000      Omni Industries (b)                                    1,355,554
                Contract Electronics Manufacturer

 1,111,000      Electronic Resources                                   1,127,483

   474,000      Electronic Resources Wts. 7/17/01 (b)                    281,305
                Distribution of Electronic Components

 1,300,400      Genting International                                    149,546
                Cruise Line
--------------------------------------------------------------------------------
                                                                       8,175,583


--------------------------------------------------------------------------------
                Asia-Total                                            24,245,506


                Latin America--4.4%
--------------------------------------------------------------------------------
                Mexico--1.6%

 1,251,000      Nadro, Series L                                       $1,083,104
                Pharmaceutical Distribution

   227,500      Grupo Continental (b)                                    809,879
                Coca-Cola Bottler
--------------------------------------------------------------------------------
                                                                       1,892,983

--------------------------------------------------------------------------------
                Brazil--1.8%

   111,000      Elevadores Atlas                                       1,342,621
                Elevator Services

    45,000      Bompreco GDS (b)                                         830,250
                Supermarket Chain
--------------------------------------------------------------------------------
                                                                       2,172,871

--------------------------------------------------------------------------------
                Argentina--1.0%

    70,000      Patagonia                                              1,260,266
                Supermarkets

--------------------------------------------------------------------------------
                Latin America--Total                                   5,326,120


                Other Countries--8.3%
--------------------------------------------------------------------------------
                Australia--3.8%

 2,050,000      Tyndall                                                3,205,873
                Money Management & Insurance

   550,000      Anaconda Nickel (b)                                      824,273
                Nickel Mining

   438,200      Australian Hospital Care                                 585,338
                Hospital Management
--------------------------------------------------------------------------------
                                                                       4,615,484


See accompanying notes to financial statements.

                                     Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1997


--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number
of Shares

                Other Countries--8.3% (cont.)
--------------------------------------------------------------------------------
                Canada--4.5%

   60,000       Shaw Industries                                     $  2,037,594
                Oil Field Services

  200,000       Ranger Oil                                             1,375,000
                Oil & Gas Producer

   93,100       Milltronics (b)                                        1,131,954
                Industrial Measurement Instruments

   85,000       Club Monaco (b)                                          861,225
                Specialty Apparel & Accessories
--------------------------------------------------------------------------------
                                                                       5,405,773

--------------------------------------------------------------------------------
                Other--Total                                          10,021,257

Total Common Stocks and Other
Equity-Like Securities--90.6%                                        109,361,217
--------------------------------------------------------------------------------
(Cost: $104,352,096)


Short-Term Obligation--9.2%                                           11,094,000
$11,094,000 State Street Bank Repurchase
  Agreement 5.00% 1/2/98;
  12/31/97 Agreement Collateralized by U.S. Treasury Notes
--------------------------------------------------------------------------------
(Cost: $ 11,094,000)


Total Investments--99.8%                                             120,455,217
--------------------------------------------------------------------------------
(Cost: $115,446,096)

Cash and Other Assets Less Liabilities--0.2%                             204,941
--------------------------------------------------------------------------------


Total Net Assets--100%                                              $120,660,158
================================================================================

     Notes to Statement of Investments:
(a) At December 31, 1997 for federal income tax purposes cost of investments was $117,252,875 and net unrealized appreciation was $3,202,342 consisting of gross unrealized appreciation of $20,278,652 and gross unrealized depreciation of $17,076,310.

(b)  Non-income producing security.


See accompanying notes to financial statements.

                                   Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap     Portfolio Diversification   December 31, 1997



At December 31, 1997 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:

                                              Value                      Percent
================================================================================
Information
Publishing                             $  8,171,422                         6.8%
Computer Services                         4,428,960                         3.7
Contract Manufacturing                    3,899,411                         3.2
Mobile Communications                     1,870,000                         1.5
Semiconductors & Related Equipment        1,436,745                         1.2
Electronics Distribution                  1,408,788                         1.2
Business Information                      1,188,497                         1.0
Advertising                               1,172,357                         1.0
CATV                                      1,115,000                         0.9
Radio                                       551,041                         0.4
--------------------------------------------------------------------------------
                                         25,242,221                        20.9

================================================================================
Health Care
Hospital Management                       5,390,259                         4.5
Pharmaceuticals                           4,216,151                         3.5
Hospital/Laboratory Supplies              3,272,954                         2.7
Equipment                                   192,535                         0.1
--------------------------------------------------------------------------------
                                         13,071,899                        10.8

================================================================================
Consumer Goods/Services
Retail                                   11,597,122                         9.6
Nondurable Goods                          6,080,546                         5.0
Travel                                    4,170,620                         3.4
Consumer Goods Distribution               2,199,293                         1.8
Durable Goods                             1,260,749                         1.0
Consumer Software                         1,229,809                         1.0
Food                                      1,185,837                         1.0
Leisure Products                            927,359                         0.8
Beverages                                   809,879                         0.7
Consumer Services                           584,416                         0.5
Gaming                                      307,266                         0.3
Entertainment                               120,378                         0.1
--------------------------------------------------------------------------------
                                         30,473,274                        25.2

================================================================================
Finance
Insurance                               $10,092,033                         8.4
Money Management                          5,305,401                         4.4
Brokerage                                 3,270,359                         2.7
Finance Companies                         3,025,847                         2.5
Banks                                     1,668,504                         1.4
--------------------------------------------------------------------------------
                                         23,362,144                        19.4

================================================================================
Industrial Goods/Services
Outsourcing Services                      4,648,062                         3.9
Electrical Components                     2,020,609                         1.7
Machinery                                 1,901,488                         1.5
Services                                  1,342,621                         1.1
--------------------------------------------------------------------------------
                                          9,912,780                         8.2

================================================================================
Energy/Minerals
Oil Services                              4,271,533                         3.5
Oil/Gas Producers                         1,375,000                         1.2
Non Ferrous Metals                          824,273                         0.7
--------------------------------------------------------------------------------
                                          6,470,806                         5.4

================================================================================
Other Industries
Transportation                              828,093                         0.7

================================================================================
Total Common Stocks and                 109,361,217                        90.6
Other Equity-Like Securities

================================================================================
Short-Term Obligation                    11,094,000                         9.2

================================================================================
Cash and Other Assets less                  204,941                         0.2
Liabilities

================================================================================
Net Assets                             $120,660,158                       100.0


See accompanying notes to financial statements.

                                                             Wanger Advisors Trust 1997 Annual Report
-------------------------------------------------------------------------------------------------------------------------
Statements of Assets and Liabilities                         December 31, 1997



                                                                                      Wanger U.S.    Wanger International
                                                                                        Small Cap               Small Cap
-------------------------------------------------------------------------------------------------------------------------

Assets
Investments, at value  (cost: Wanger U.S. Small Cap $217,284,268;                    $273,803,494            $120,455,217
  Wanger International Small Cap $115,446,096)
Cash                                                                                        5,525                  38,675
Organization costs                                                                         46,664                  46,664
Receivable for:
  Securities sold                                                                         122,569                 213,589
  Fund shares sold                                                                        430,907                  32,618
  Dividends and interest                                                                   42,315                 235,476
  Other assets                                                                              1,932                   1,932
-------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                        274,453,406             121,024,171

Liabilities and Net Assets
Payable for:
  Securities purchased                                                                  3,499,610                 252,791
  Fund shares redeemed                                                                      4,595                   5,303
  Amount owed to advisor                                                                   47,006                  46,796
  Other                                                                                    36,368                  59,123
-------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                     3,587,579                 364,013
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                     $270,865,827            $120,660,158
=========================================================================================================================
Fund shares outstanding                                                                12,623,845               7,078,763
=========================================================================================================================
Pricing of Shares
Net asset value, offering price and redemption price per share                             $21.46                  $17.05
=========================================================================================================================
Analysis of Net Assets
Paid-in capital                                                                      $198,937,086            $116,311,524
Accumulated net realized gain (loss) on sales of investments and
  foreign currency transactions                                                        15,409,515                (797,955)
Net unrealized appreciation of investments and foreign currency transactions
  (net of unrealized PFIC gains of $1,391,583 for Wanger International Small Cap)      56,519,226               3,613,734
Undistributed net investment income                                                            --               1,532,855
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                     $270,865,827            $120,660,158
=========================================================================================================================

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Statements of Operations               For the Year ended December 31, 1997

                                                                     Wanger U.S.   Wanger International
                                                                       Small Cap              Small Cap
=======================================================================================================
Investment Income:
Dividends (net of foreign taxes of $168,334
  for Wanger International Small Cap)                                $ 1,169,391           $  1,720,326
Interest                                                                 724,088                328,594
-------------------------------------------------------------------------------------------------------
  Total investment income                                              1,893,479              2,048,920

=======================================================================================================
Expenses:
Investment advisory                                                    1,960,795              1,528,703
Custodian                                                                 34,787                233,560
Legal and audit                                                           51,124                 49,714
Reports to shareholders                                                   19,094                 20,294
Amortization of organization costs                                        19,976                 19,976
Transfer agent                                                            19,345                 21,345
Trustees'                                                                 18,214                 18,237
Insurance                                                                  5,794                  5,785
Other                                                                      5,860                  5,794
-------------------------------------------------------------------------------------------------------
  Total expenses                                                       2,134,989              1,903,408
  Less custodian fees paid indirectly                                    (34,541)                (2,759)
-------------------------------------------------------------------------------------------------------
  Net expenses                                                         2,100,448              1,900,649
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            (206,969)               148,271
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss) on sales of investments                    15,616,554               (616,933)
  Net change in unrealized appreciation                               37,057,494             (2,999,052)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                52,674,048             (3,615,985)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $52,467,079            $(3,467,714)
=======================================================================================================

See accompanying notes to financial statements.

                   Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                 ---------------------------------------  ---------------------------------------
                                                 Wanger U.S. Small Cap                    Wanger International Small Cap

                                                           Year ended          Year ended          Year ended          Year ended
                                                    December 31, 1997   December 31, 1996   December 31, 1997   December 31, 1996
=================================================================================================================================
From operations:
Net investment income (loss)                             $   (206,969)       $   (286,925)       $    148,271         $  (272,469)
Net realized gain (loss) on sales of investments           15,616,554           3,926,442            (616,933)          2,570,609
Net change in unrealized appreciation                      37,057,494          19,022,289          (2,999,052)          6,894,415
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                  52,467,079          22,661,806          (3,467,714)          9,192,555
    resulting from operations
Distributions to shareholders from:
Net investment income                                               -                   -                   -              (6,530)
Net realized gain                                          (3,530,225)            (66,519)         (2,453,253)            (52,334)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                    (3,530,225)            (66,519)         (2,453,253)            (58,864)
From Fund share transactions:
Reinvestment of dividends and capital
    gain distributions                                      3,530,225              66,519           2,453,253              58,864
Proceeds from other shares sold                           109,491,784          91,019,446          54,111,870          67,872,674
---------------------------------------------------------------------------------------------------------------------------------
                                                          113,022,009          91,085,965          56,565,123          67,931,538
Payments for shares redeemed                              (20,050,947)         (6,626,877)        (14,839,080)         (3,579,071)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
    Fund share transactions                                92,971,062          84,459,088          41,726,043          64,352,467
---------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                              141,907,916         107,054,375          35,805,076          73,486,158
=================================================================================================================================
Net assets:
Beginning of period                                       128,957,911          21,903,536          84,855,082          11,368,924
---------------------------------------------------------------------------------------------------------------------------------
End of period (a)                                        $270,865,827        $128,957,911        $120,660,158         $84,855,082
=================================================================================================================================

(a) Includes undistributed net investment income of $1,532,855 for Wanger International Small Cap at December 31, 1997.

See accompanying notes to financial statements.

                                       Wanger Advisors Trust 1997 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                  Financial Highlights

                                                         Year ended           Year ended   May 3, 1995 through
                                                  December 31, 1997    December 31, 1996     December 31, 1995
==============================================================================================================
Net Asset Value, beginning of period                         $16.97               $11.60                $10.00

Income From Investment Operations
 Net investment loss (c)                                       (.02)                (.06)                 (.05)
 Net realized and unrealized gain on investments               4.90                 5.46                  1.65
--------------------------------------------------------------------------------------------------------------
 Total from investment operations                              4.88                 5.40                  1.60

Less Distributions
 Dividends from net investment income                            --                   --                    --
 Distributions from net realized gain                          (.39)                (.03)                   --
--------------------------------------------------------------------------------------------------------------
 Total distributions                                           (.39)                (.03)                   --

Net Asset Value, end of period                               $21.46               $16.97                $11.60%
==============================================================================================================
Total Return                                                  29.41%               46.59%                16.00%

Ratios/Supplemental Data
Ratio of expenses to average net assets (a) (b)                1.06%                1.21%                 2.08%*
Ratio of net investment loss to average
 net assets (b)                                                (.10%)               (.41%)               (1.44)%*
Portfolio turnover rate                                          34%                  46%                    59%*
Net assets at end of period                             $270,865,827         $128,957,911           $21,903,536

The average commission rates paid per share on stock transactions for the years ended December 31, 1997 and December 31, 1996 were $.0578 and $.0581, respectively.


--------------------------------------------------------------------------------
     *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The Fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 2.35% and (1.71%), respectively.

(c) Net investment loss per share for the years ended December 31,1997 and December 31, 1996 was based upon the average shares outstanding during the period.

     See accompanying notes to financial statements.



                                                                        Wanger Advisors Trust  1997 Annual Report
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                          Financial Highlights


                                                                      Year ended             Year ended       May 3, 1995 through
                                                               December 31, 1997      December 31, 1996         December 31, 1995
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                     $17.71                 $13.45                     $10.00


Income From Investment Operations

    Net investment income (loss) (c)                                        .02                   (.09)                      (.03)
    Net realized and unrealized gain on investments                        (.26)                  4.38                       3.48
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                       (.24)                  4.29                       3.45

Less Distributions
    Dividends from net investment income                                     --                     --                         --
    Distributions from net realized and unrealized gain
    reportable for federal income taxes                                    (.42)                  (.03)                        --
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                    (.42)                  (.03)                        --

Net Asset Value, end of period                                           $17.05                 $17.71                     $13.45
==================================================================================================================================
Total Return                                                              (1.46%)                32.01                      34.50%

Ratios/Supplemental Data
Ratio of expenses to average net assets (a) (b)                            1.60%                  1.79%                      2.32%*
Ratio of net investment income (loss) to average net assets (b)             .12%                  (.56%)                     (.81%)*
Portfolio turnover rate                                                      60%                    50%                        14%*
Net assets at end of period                                       $ 120,660,158            $84,855,082                $11,368,924

The average commission rates paid per share on stock transactions for the years ended December 31, 1997 and December 31, 1996 were $.0078 and $.0130, respectively.

-------------------------------------------------------------------------------
*Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997, 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 4.20% and (2.69%), respectively.

(c) Net investment income (loss) per share for the years ended December 31, 1997 and December 31, 1996 was based upon the average shares outstanding during the period.

    See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements


1.  Nature of Operations

Wanger U.S. Small Cap and Wanger International Small Cap ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding variable insurance contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation
Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

Foreign currency translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custodian fees
Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. This presentation does not affect the determination of net investment income.

Federal income taxes, dividends and distributions to shareholders
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.
     Wanger International Small Cap has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for income tax purposes. In accordance with this election, the Fund recognized unrealized appreciation on PFICs of $1,226,459 for the year ended December 31, 1997. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1997 amounted to $22,832.
     Wanger International Small Cap intends to utilize provisions of the federal income tax law that allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized gains. At December 31, 1997, the Fund had a capital loss carryforward of $382,694 which will expire December 31, 2005.
     Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.
     Reclassifications have been made between undistributed net investment income and accumulated net realized gain (loss) on sales of investments and foreign currency transactions to reflect differences between financial reporting and income tax bases. Undistributed net investment income has been increased as follows: Wanger U.S. Small Cap $206,969 and Wanger International Small Cap $158,125.

                                Wanger Advisors Trust  1997 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements



3.  Transaction with Affiliates

The Fund's investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:



                                Wanger U.S.   Wanger International
                                Small Cap     Small Cap
--------------------------------------------------------------------------------
Average Daily Net Assets:
 For the first $100 million     1.00%         1.30%
 Next $150 million               .95%         1.20%
 In excess of $250 million       .90%         1.10%
--------------------------------------------------------------------------------


     The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed 1.50% for Wanger U.S. Small Cap and 1.90% for Wanger International Small Cap, of average net assets. WAM was not required to reimburse the Funds under these agreements for the year ended December 31, 1997.
     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Wanger U.S. Small Cap and Wanger International Small Cap incurred trustees' fees and expenses of $18,214 and $18,237 respectively, for the year ended December 31, 1997 to trustees not affiliated with WAM.
     WAM advanced $100,000 to each Fund in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000.
     WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services.

--------------------------------------------------------------------------------
4.  Subsquent Event
The Trust participates in a $250,000,000 credit facility entered into on January 30, 1998 to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

--------------------------------------------------------------------------------
5.  Fund Share Transactions
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                               ----------------------------------------
                                               Wanger U.S.Small Cap

                                                    Year ended         Year ended
                                               December 31, 1997    December 31, 1996
-------------------------------------------------------------------------------------
Shares sold                                            5,806,192            6,137,385
Shares issued in reinvestment of dividend and
capital gain distributions                               210,886                5,157
-------------------------------------------------------------------------------------
                                                       6,017,078            6,142,542
Less shares redeemed                                     991,354              432,817
-------------------------------------------------------------------------------------
Net increase in shares outstanding                     5,025,724            5,709,725
=====================================================================================





                            -------------------------------------------------------
                            Wanger International Small Cap

                                                      Year ended         Year ended
                                               December 31, 1997  December 31, 1996


-----------------------------------------------------------------------------------
Shares sold                                            2,963,636          4,154,432
Shares issued in reinvestment of dividend and
capital gain distributions                               136,747              3,911
-----------------------------------------------------------------------------------
                                                       3,100,383          4,158,343
Less shares redeemed                                     812,741            212,404
-----------------------------------------------------------------------------------
Net increase in shares outstanding                     2,287,642          3,945,939
===================================================================================


6.  Investment Transactions
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 1997 were:



                                                       Purchases                Sales
Wanger U.S. Small Cap                               $142,999,142          $62,631,734
Wanger International Small Cap                       100,450,366           66,643,609
-------------------------------------------------------------------------------------

                      Wanger Advisors Trust  1997 Annual Report

Report of Independent Auditors

To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Wanger Advisors Trust comprising the Wanger US Small Cap and the Wanger International Small Cap portfolios, as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial high-lights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Wanger Advisors Trust as of December 31, 1997, the results of their operations and changes in net assets and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                               ERNST & YOUNG LLP

Chicago, Illinois
February 4, 1998
--------------------------------------------------------------------------------

Special Notice

Shareholders Approve New Agreements
At a special meeting on December 30, 1997, shareholders of Wanger U.S. Small Cap and Wanger International Small Cap voted to approve a proposal that replaced each Fund's investment advisory agreement with a new investment advisory agreement. In addition, shareholders voted to ratify the selection of Ernst & Young LLP as each Fund's independent public accountants. The new investment advisory agreement took effect on January 1, 1998.

The outcome of the vote was as follows:

--------------------------------------------------------------------------------------------------------------------------
                                       Record Date        Total Share      For               Against         Abstentions
                                       Share Position     Position Voted
--------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                  12,178,646.515
--------------------------------------------------------------------------------------------------------------------------
(A) New Advisory Agreement                                12,178,626.748   11,247,335.848    290,440.913     640,849.987
--------------------------------------------------------------------------------------------------------------------------
(B) Ratification of Ernst & Young                         12,178,626.748   11,457,282.030    116,911.628     604,433.090
--------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap          7,130,915.743
--------------------------------------------------------------------------------------------------------------------------
(A) New Advisory Agreement                                 7,130,897.740    6,605,507.970    129,450.867     395,938.903
--------------------------------------------------------------------------------------------------------------------------
(B) Ratification of Ernst & Young                          7,130,897.740    6,710,729.638     49,496.970     370,671.132
--------------------------------------------------------------------------------------------------------------------------

Wanger Advisors Trust


Trustees
Fred D. Hasselbring
Charles P. McQuaid
P. Michael Phelps
James A. Star
Ralph Wanger

Officers

Ralph Wanger
President

Charles P. McQuaid
Senior Vice President

Marcel P. Houtzager
Vice President

Robert A. Mohn
Vice President

Leah J. Zell
Vice President

Merrillyn J. Kosier
Senior Vice President
and Secretary

Bruce H. Lauer
Vice President and
Treasurer

Kenneth A. Kalina
Assistant Treasurer

Transfer Agent,
Dividend Disbursing Agent
and Custodian
State Street Bank
and Trust Company
Attention:
Wanger Advisors Trust
P.O. Box 8502
Boston, Massachusetts
02266-8502

Distributor
WAM Brokerage
Services, L.L.C.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

Investment Advisor
Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

Legal Counsel
Bell, Boyd & Lloyd
Chicago, Illinois

Independent Auditor
Ernst & Young LLP
Chicago, Illinois



This report, including the audited schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

Wanger Advisors Trust